SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                        AFL-CIO Housing Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

July 21, 2006

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2006 Annual Meeting of Participants and a Proxy Statement describing the reelection of a Chairman and Trustees and the ratification of the independent registered public accounting firm and other indicated matters that are expected to come up at the meeting.


Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

                                   Sincerely,
                                   /s/ Stephen Coyle
                                   Stephen Coyle
                                   Chief Executive Officer

                     PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT

SC/mo
opeiu #2, afl-cio

Enclosures

                        AFL-CIO HOUSING INVESTMENT TRUST

                NOTICE OF THE 2006 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

      Notice is hereby given that the 2006 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036 on August 15, 2006 at 2:00 p.m. for the following purposes:

1. To reelect a Chairman to hold office until the 2007 Annual Meeting of Participants or until his successor is elected and qualifies;

2. To reelect three (3) Class II Union Trustees and two (2) Class II Management Trustees to hold office until the 2009 Annual Meeting of Participants or until their respective successors are elected and qualify;

3. To ratify the selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's fiscal year ending December 31, 2006; and

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The close of business on July 21, 2006 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.


                                By Order of the Board of Trustees


                                Stephen Coyle
                                Chief Executive Officer

Dated: July 21, 2006

                        AFL-CIO HOUSING INVESTMENT TRUST

                                 PROXY STATEMENT

                                  July 21, 2006

                                 GENERAL MATTERS

      This Proxy Statement is being sent on July 21, 2006 in connection with the solicitation of proxies for use at the Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on August 15, 2006, beginning at 2:00 p.m. and at any adjournment(s) thereof.

      A copy of the Trust's Annual Report for the year ended December 31, 2005 together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report for 2005 and the most recent Semi-annual Report succeeding the Annual Report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Director of Marketing. Written requests may be directed to the Director of Marketing, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. Reports may also be accessed on the Trust's website at www.aflcio-hit.com.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Trust's Annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the reelection of a Chairman of the Board of Trustees, (ii) the reelection of Trustees, and (iii) ratification of the selection of the Trust's independent registered public accounting firm. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

      The close of business on July 21, 2006 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 3,262,232.588 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

      Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

      All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

      A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 3,262,232.588 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

      By Mail: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Facsimile: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202) 331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Internet: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

            To vote by proxy through the Internet:
            1) Use a web browser to go to http://www.aflcio-hit.com/proxy
            2) Enter the User Name* and Password* that are included with this mailing.

            *Please note that the User Name and Password are CASE-SENSITIVE. Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

      In Person: By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

      Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

      Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

            o     FOR re-election of the nominated Chairman (see page 3);

            o     FOR re-election of the nominated Trustees (see page 3); and

            o FOR ratification of the selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's fiscal year ending December 31, 2006 (see page 12)

      With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      As to Proposals I, II and III, the vote required for approval will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

      The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was July 21, 2006.

                              ELECTION OF TRUSTEES

PROPOSAL I:  TO REELECT THE CHAIRMAN

PROPOSAL II: TO REELECT THREE (3) CLASS II UNION TRUSTEES AND TWO (2) CLASS II
             MANAGEMENT TRUSTEES

      Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one neutral Trustee is to be the Chairman. The Board of Trustees currently consists of 14 Trustees, eight (8) of whom are Union Trustees (Chavez-Thompson, Flynn, Hurt, Sullivan, Sweeney, Trumka, Walters and Williams), five (5) of whom are Management Trustees (Frank, Latimer, Quinn, Spear and Stanley), and one (1) of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

      The Declaration of Trust divides the Union and Management Trustees into three classes (each, a "Class"). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year. At each Annual Meeting, the Participants elect a Chairman to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Flynn, Sullivan, Walters, Frank, Spear and Chairman Ravitch will expire on the day of the Meeting. Each of these Trustees is standing for reelection.

      The principal occupations and business experience for the past five years of the Class II Trustees standing for reelection are described below under "Nominees for Reelection." If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class II Trustees will serve for three-year terms ending in 2009, or until their respective successors are elected and qualify.

      Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Nominating Committee may recommend.

NOMINEES FOR REELECTION

      The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

                                                                                                               Other
                                               Term of Office                                              Directorships
                          Position Held        and Length of          Principal Occupation/Business           Held by
 Name, Age, Address        with Trust           Time Served           Experience During Past 5 Years          Trustee**
---------------------------------------------------------------------------------------------------------------------------
Richard Ravitch             Chairman           Service               Principal, Ravitch, Rice & Co. LLC         None
610 5th Avenue                                 commenced             formerly, Chairman, Aquarius
Ste. 420                                       May 1991.             Management Corporation (limited
New York, NY 10020                             Term expires          profit housing project management)
Age 73                                         2006

John J. Flynn               Union              Service               President, International Union of          None
1776 Eye Street, N.W.       Trustee            Commenced             Bricklayers and Allied Craftsmen
Washington, D.C.                               May 2000.             (BAC); formerly BAC Secretary-
20006                                          Term Expires          Treasurer
Age 71                                         2006

Edward C. Sullivan          Union              Service               President, Building and                    None
815 16th Street, N.W.       Trustee            Commenced             Construction Trades Department,
Suite 600                                      May 2000.             AFL-CIO; formerly, General
Washington, D.C.                               Term Expires          President, International Union of
20006                                          2006                  Elevator Constructors
Age 62

Jon F. Walters              Union              Service               International Secretary-Treasurer,         None
900 7th Street, N.W.        Trustee            Commenced             International Brotherhood of
Washington, D.C.                               May 2005.             Electrical Workers (IBEW);
20001                                          Term Expires          formerly, International Vice
Age 64                                         2006                  President of the Eighth District
                                                                     IBEW

Stephen Frank               Management         Service               Retired; formerly, Independent             None
28584 Via Avellino           Trustee            Commenced             Consultant; Vice President and
Lake Worth, FL                                 May 2003.             Chief Financial Officer, The Small
33467                                          Term Expires          Business Funding Corporation
Age 66                                         2006

Marlyn J. Spear, CFA        Management         Service               Chief Investment Officer, Building         None
500 Elm Grove Road          Trustee            Commenced             Trades United Pension Trust Fund,
Elm Grove, WI                                  March 1995.           Milwaukee, WI
53122                                          Term Expires
Age 53                                         2006

       THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE
                    REELECTION OF THE NOMINATED CHAIRMAN AND
                               CLASS II TRUSTEES.

----------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

INCUMBENT TRUSTEES

      The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent Annual Meetings of Participants.

                                                                                                               Other
                                               Term of Office                                              Directorships
                          Position Held        and Length of          Principal Occupation/Business           Held by
 Name, Age, Address        with Trust           Time Served           Experience During Past 5 Years          Trustee**
---------------------------------------------------------------------------------------------------------------------------
John J. Sweeney             Union             Service                President, AFL-CIO                        None
815 16th Street, N.W.       Trustee           Commenced
Washington, D.C.                              April 1981.
20006                                         Term Expires
Age 72                                        2007

Linda Chavez-               Union             Service                Executive Vice President,                 None
Thompson                    Trustee           Commenced              AFL-CIO
815 16th Street, NW                           May 1996.
Washington, DC                                Term Expires
20006                                         2008
Age 61

Frank Hurt                  Union             Service                President, Bakery, Confectionery &        None
10401 Connecticut           Trustee           Commenced              Tobacco Workers and Grain Millers
Avenue                                        March 1993.            International Union
Kensington, MD                                Term Expires
20895                                         2007
Age 67

Richard Trumka              Union             Service                Secretary-Treasurer, AFL-CIO              None
815 16th Street, NW         Trustee           Commenced
Washington, DC                                December 1995.
20006                                         Term Expires
Age 56                                        2008

James A. Williams           Union             Service                General President, International          None
1750 New York               Trustee           Commenced              Union of Painters and Allied Trades
Avenue, NW                                    June 2005.             ("IUPAT"); General Secretary-
Washington, DC                                Term Expires           Treasurer, IUPAT
20006                                         2008
A2ge 55

George Latimer              Management        Service                Distinguished Visiting Professor of       Identix, Inc.
1600 Grand Avenue           Trustee           Commenced              Urban Studies, Macalester College;
St. Paul, MN 55105                            May 1996.              formerly, Chief Executive Officer,
Age 71                                        Term Expires           National Equity Fund (a tax credit
                                              2008                   investment company)

----------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

                                                                                                               Other
                                               Term of Office                                              Directorships
                          Position Held        and Length of          Principal Occupation/Business           Held by
 Name, Age, Address        with Trust           Time Served           Experience During Past 5 Years          Trustee**
---------------------------------------------------------------------------------------------------------------------------
Jack Quinn                  Management        Service                President, Cassidy & Associates;          Kaiser
700 13th Street, NW         Trustee           Commenced              Former Member, United States              Aluminum
Suite 400                                     June 2005.             House of Representatives
Washington, DC                                Term Expires
20005                                         2008
Age 55

Tony Stanley                Management        Service                Executive Vice President (retired)        None
25250 Rockside Road         Trustee           Commenced              and Director, TransCon Builders,
Cleveland, OH 44146                           December 1983.         Inc.
Age 72                                        Term Expires
                                              2007

EXECUTIVE OFFICERS

      All executive officers of the Trust are located at 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. The executive officers of the Trust are elected annually by the Board of Trustees to one-year terms that begin on January 1 and expire on December 31, or until their respective successors are appointed and qualify. No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the Trust are as follows:

Name & Age                     Current Position w/ Trust         Previous Principal Occupations over Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Stephen F. Coyle               Chief Executive Officer           Chief Executive Officer since 1992, AFL-CIO Housing
Age 60                         Since 1992                        Investment Trust

Helen R. Kanovsky              Chief Operating Officer           Executive Vice President - Finance and Administration
Age 55                         since January 2002                from 1999-2001, AFL-CIO Housing Investment Trust

Erica Khatchadourian           Chief Financial Officer           Executive Vice President - Finance and Administration,
Age 38                         since January 2004                from 2001-2003, Controller in 2001, and Chief of Staff
                                                                 from 1997-2000, AFL-CIO Housing Investment Trust

John Hanley                    Executive Vice President -        Executive Vice President from 2001-2003, AFL-CIO
Age 40                         Portfolio Management and          Investment Trust Corporation; Chief Investment Officer
                               Investments since May 2003        from 1998-2001, AFL-CIO Housing Investment Trust

Chang Suh                      Executive Vice                    Chief Portfolio Manager from 2003- 2004, Assistant
Age 35                         President/Chief Portfolio         Portfolio Manager from 2001-2003, Senior Portfolio
                               Manager since November            Analyst from 1998-2001, AFL-CIO Housing Investment
                               2004                              Trust

Mary C. Moynihan               General Counsel since April       Chief Counsel in 2004, Deputy General Counsel in 2003,
Age 47                         2004                              AFL-CIO Housing Investment Trust

Name & Age                     Current Position w/ Trust         Previous Principal Occupations over Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Stephanie Wiggins              Chief Investment Officer -        Director, Fannie Mae Production from 2000-2001, AFL-
Age 41                         Multifamily Investments           CIO Housing Investment Trust; Director from 1998-
                               since January 2002                2000, Prudential Mortgage Capital Company

Harpreet Peleg                 Controller since 2005             Chief Financial Officer from 2003-2005, AFL-CIO
Age 32                                                           Investment Trust Corporation; Supervisor - Gas
                                                                 Settlements from 2001- 2003, PG&E National Energy
                                                                 Group; Financial Analyst from 1999- 2001, Goldman
                                                                 Sachs

Nicholas Milano                Deputy General Counsel            Senior Counsel from 2001-2003, Division of Investment
Age 39                         since July 2005 and               Management, U.S. Securities and Exchange
                               Chief Compliance Officer          Commission; Senior Counsel from 1999-2001, Division
                               since May 2004                    of Trading and Markets, U.S. Commodity Futures
                                                                 Trading Commission

ORGANIZATION OF BOARD OF TRUSTEES

      Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

      The Executive Committee is currently composed of Chairman Ravitch, who serves as Chairman of the Committee, Union Trustee Sweeney and Management Trustee Stanley. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met four times during 2005.

      No committee functions as a compensation committee as such. The Executive Committee, however, may from time to time make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers. See "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS."

Nominating Committee

      The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. It is composed of Mssrs. Ravitch, Stanley and Sweeney, none of whom are interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. The Nominating Committee met once in 2005 and has met once in 2006.

      The Nominating Committee has a charter, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, the majority of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

      All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust's mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust's Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate using a standardized questionnaire. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust.

Audit Committee

      The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of Trust management and the Trust's independent registered public accounting firm. The Committee is composed of Chairperson of the Committee, Marlyn Spear (designated Audit Committee Financial Expert), Stephen Frank (designated Audit Committee Financial Expert), Frank Hurt, Richard Trumka, George Latimer, and Tony Stanley, none of whom are interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management. The Audit Committee met two times in 2005 and has met two times in 2006.

Committee of the Whole

      The Committee of the Whole monitors the Trust's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees. It did not meet in 2005 and has not met in 2006.

Program Development Committee

      The Program Development Committee is a separately chartered committee which was formally constituted by the Board of Trustees on July 12, 2006. The Program Development Committee has as its primary purpose the responsibility to review and make recommendations to the Board of Trustees about strategic investment initiatives and new program development on behalf of the Trust. The Program Development Committee will consist of five members, none of which have yet been appointed. It has not formally met.

Board of Trustees

      The Board of Trustees met three times during the Trust's fiscal year ended December 31, 2005. Trustees Linda Chavez-Thompson, Edward Sullivan, Frank Hurt, Richard Trumka, John Flynn and James Williams attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2005 fiscal year.

      As the Trust's investors are made up primarily of eligible pension plans, participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust's Chief Operating Officer. Participants may also contact Trustees directly (several of whom sit on the Boards of participants). In addition, since historically the Trust's Board of Trustees has been comprised solely of independent trustees and an independent Chairman, the Trust has no policy with respect to Trustee attendance at the Annual Meeting. No Trustees and one Participant attended the Trust's Annual Meeting in 2005.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

      During the fiscal year ended December 31, 2005, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 2005 was $20,250. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

                             2005 Compensation Table

      The following table sets forth the aggregate compensation, including any previously deferred compensation, paid during the 2005 fiscal year to each of the three highest paid officers of the HIT and to all Trustees of the HIT. As the HIT is a single, self-managed fund, its staff as of December 31, 2005 included 55 employees. Therefore, in addition to those individuals identified in the table below, the HIT had 42 other employees who earned aggregate compensation exceeding $60,000 during the 2005 fiscal year.

                                                                   Pension or                                   Total
                                           Aggregate          Retirement Benefits    Estimated Annual         Compensation
                                       Compensation From       Accrued as Part of      Benefits Upon         From Trust Paid
 Name of Person, Position                  the Trust              Trust Expenses       Retirement(1)           to Trustees
-----------------------------------------------------------------------------------------------------------------------------
Stephen Coyle(2)                                                                        Cannot be
 Chief Executive Officer                    $295,860                 $135,657           determined            Not applicable

Helen R. Kanovsky(3)
 Chief Operating Officer                     236,481                   38,052             $54,769             Not applicable

Chang Suh(4)
 Chief Financial Officer                     205,996                   33,856              34,657             Not applicable

Richard Ravitch,
 Chairman                                     10,000                        0                   0                     10,000

John J. Sweeney
 Union Trustee                                     0                        0                   0                          0

Linda Chavez-Thompson,
 Union Trustee                                     0                        0                   0                          0

John J. Flynn,
 Union Trustee                                     0                        0                   0                          0

Frank Hurt,
 Union Trustee                                     0                        0                   0                          0

Jeremiah O'Connor,
 Union Trustee*                                    0                        0                   0                          0

Andrew Stern,
 Union Trustee**                                   0                        0                   0                          0

Edward C. Sullivan,
 Union Trustee                                     0                        0                   0                          0

Richard Trumka,
 Union Trustee                                     0                        0                   0                          0

----------
(1) The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service. See "THE RETIREMENT PLAN."

(2) Aggregate Trust Compensation includes $16,417 of deferred compensation in 2005 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of Trust Expenses includes $3,007 of matching funds paid into the 401(k) Plan and $132,650 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 2005 in lieu of participation in the Retirement Plan, including interest, is $1,122,970 and the total amount deferred under the 401(k) Plan through December 31, 2005, including interest and Trust matching, is $131,534.

(3) Aggregate Trust Compensation includes $18,000 of deferred compensation in 2005 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits as Part of Trust Expenses includes $3,100 of matching funds paid into the 401(k) Plan and $34,952 contributed to the Retirement Plan in 2005 on Ms. Kanovsky's behalf. The total amount deferred by Ms. Kanovsky as of December 31, 2005 under the 401(k) Plan, including interest and Trust matching, is $95,837.

(4) Aggregate Trust compensation includes $14,000 of deferred compensation in 2005 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh's behalf. Pension or Retirement Benefits as Part of Trust Expenses includes $3,100 of matching funds paid into the 401(k) Plan and $30,756 contributed to the Retirement Plan in 2005 on Mr. Suh's behalf. The total amount deferred by Mr. Suh as of December 31, 2005 under the 401(k) Plan, including interest and Trust matching, is $91,996.

                                                                   Pension or                                   Total
                                           Aggregate          Retirement Benefits    Estimated Annual         Compensation
                                       Compensation From       Accrued as Part of      Benefits Upon         From Trust Paid
 Name of Person, Position                  the Trust              Trust Expenses       Retirement(1)           to Trustees
-----------------------------------------------------------------------------------------------------------------------------
John J. Flynn,
  Union Trustee                                 0                    0                      0                         0

Frank Hurt,
  Union Trustee                                 0                    0                      0                         0

Jeremiah O'Connor,
  Union Trustee*                                0                    0                      0                         0

Andrew Stern,
  Union Trustee**                               0                    0                      0                         0

Edward C. Sullivan,
  Union Trustee                                 0                    0                      0                         0

Richard Trumka,
  Union Trustee                                 0                    0                      0                         0

Jon F. Walters,
  Union Trustee                                 0                    0                      0                         0

James A. Williams
  Union Trustee                                 0                    0                      0                         0

Stephen Frank
  Management Trustee                        2,500                    0                      0                     2,500

George Latimer,
  Management Trustee                        1,250                    0                      0                     1,250

Marlyn J. Spear,
  Management Trustee                        2,500                    0                      0                     2,500

Tony Stanley,
  Management Trustee                        3,500                    0                      0                     3,500

Jack Quinn,
  Management Trustee***                       500                    0                      0                       500

--------------------------------------------------------------------------------

*     Union Trustee O'Connor resigned from his position in March 2005.

**    Union Trustee Stern's expired at the 2005 Annual Meeting of Participants.

*** Management Trustee Quinn was elected at the 2005 Annual Meeting of Participants.

      Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees including its Chief Executive Officer.

THE RETIREMENT PLAN

      Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $210,000. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 17.21% of eligible employees' base salaries during the twelve months ended December 31, 2005. During 2005, the annual base salaries for pension purposes of Ms. Kanovsky and Mr. Suh were $202,827 and $178,300 respectively.

      The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's Board of Trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

      The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00% of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

      Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof , Ms. Kanovsky has approximately 9 credited years of service, and Mr. Suh has approximately 8 credited years of service under the Retirement Plan.

                                                           Years of Service
Final Average Salary(1)       15(2)            20(2)             25(2)            30(3)           35(3)
------------------------   ------------------------------------------------------------------------------
 $100,000                    $45,000         $ 60,000          $ 75,000         $ 77,500        $ 80,000
  150,000                     67,500           90,000           112,500          116,250         120,000
  205,000                     92,250          123,000           153,750          158,875         164,000
   401(k)

THE 401(K) PLAN

      Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to a maximum of $14,000 in 2005 (or up to $18,000 for eligible employees over the age of 50). In 2006, the Trust will match dollar-for-dollar the first $3,300 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

      When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

      If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from or foreclosure of the mortgage of the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

      The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in his or her account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

      The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2005 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of Trust

----------------
(1) The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation and actual year of retirement.

(2)   3.00% per year up to 25 years.

(3)   0.50% per year over 25 years.

expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2005, the distribution or unconditional vesting of which are not subject to future events.

                                            Amount Deferred
                                              from Trust
                            Amount Paid or     Aggregate           Employer
   Name of Individual         Distributed     Compensation         Matching
-------------------------   --------------  ----------------   -----------------
Stephen Coyle                         $0        $16,417              $3,007

Helen R. Kanovsky                      0         18,000               3,100

Chang Suh                              0         14,000               3,100

          DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
              REGISTERED PUBLIC ACCOUNTING FIRM

      The Participants are requested to ratify the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust for the fiscal year 2006. Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(1) Audit Fees

The aggregate fees billed for services provided to the Trust by its independent registered public accounting firm for the audit of the Trust's annual financial statements and for services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements were $215,000 for the fiscal year ended December 31, 2005.

The aggregate fees billed for services provided to the Trust by its independent registered public accounting firm for the audit of the Trust's annual financial statements and for services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements were $183,082 for the fiscal year ended December 31, 2004.

(2) Audit-Related Fees

The aggregate fees billed for assurance and related services performed by the principal accounting that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under (1) "Audit Fees", were $ 0 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for assurance and related services performed by the principal accounting that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under (1) "Audit Fees", are $7,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(3) Tax Fees

The aggregate fees billed by the Trust's independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust were $13,000 for the fiscal year ended December 31, 2005. The fees covered services connected to preparation and filing of the Trust's tax returns. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust were $13,500 for the fiscal year ended December 31, 2004. The fees covered services connected to preparation and filing of the Trust's tax returns. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust's investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $ 0 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust's independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust's investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4) All Other Fees

The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Trust other than those set forth in paragraphs (1), (2) and (3) above were $8,000 for the fiscal year ended December 31, 2005. The fees covered services connected to performance of Association for Investment Management and Research (AIMR) compliance services. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Trust other than those set forth in paragraphs (1), (2) and (3) of this Item were $7,000 for the fiscal year ended December 31, 2004. The fees covered services connected to performance of Association for Investment Management and Research (AIMR) compliance services. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust's independent registered public accounting firm to the Trust's investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust's independent registered public accounting firm to the Trust's investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate non-audit fees billed by the Trust's independent registered public accounting firm for services rendered to the Trust and to its investment adviser and other service providers under common control with the investment adviser, as set forth in subparagraph (2), (3) and (4) above, were $21,000 and $28,000 for the fiscal years ended December 31, 2005 and December 31, 2004, respectively.

The Trust's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accounting firm, the Trust's Audit Committee has considered the independent registered public accounting firm' provision of non-audit services to the Trust's investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust's independent registered public accounting firm has not performed any non-audit related services to such entities.

PRE-APPROVAL POLICIES AND PROCEDURES

      It is the policy of the Audit Committee to pre-approve the engagement of the Trust's independent registered public accounting firm and to pre-approve each audit and non-audit related service. The engagement of Ernst & Young, LLP was pre-approved by the Audit Committee for the fiscal years 2005 and 2004. In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young, LLP for the fiscal years 2005 and 2004 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young, LLP.

 THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION
  OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT REGISTERED
                    PUBLIC ACCOUNTING FIRM FOR FISCAL 2006.

                PROPOSALS FOR 2007 ANNUAL MEETING OF PARTICIPANTS

      Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2007 Annual Meeting of Participants (expected to be held in May 2007) must cause such proposal to be received by the Trust at its principal office not later than December 15, 2006.

                                  OTHER MATTERS

      The Trust currently has no independent investment adviser other than Wellington Management Company LLP, which manages certain of the Trust's investments with a scheduled maturity not to exceed 24 months. Wellington Management Company is a Massachusetts limited liability partnership and a registered investment adviser. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109.

      At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

      Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                                  By Order of the Board of Trustees

                                  /s/ Stephen Coyle
                                  STEPHEN COYLE
                                  Chief Executive Officer

                        AFL-CIO HOUSING INVESTMENT TRUST

                                      PROXY

                       2006 Annual Meeting of Participants

      The undersigned hereby appoints Helen R. Kanovsky and Mary C. Moynihan and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held August 15, 2006 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) For the reelection of a Chairman to serve until the 2007 Annual Meeting of Participants or until his successor is elected and qualifies:

--------------------------------------------------------------------------------
                                 Richard Ravitch

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
--------------------------------------------------------------------------------

      (II) For the reelection of three (3) Class II Union Trustees and two (2) Class II Management Trustees, to serve until the 2009 Annual Meeting of Participants or until their respective successors are elected and qualify:

--------------------------------------------------------------------------------
                     John J. Flynn (Class II Union Trustee)

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Edward C. Sullivan (Class II Union Trustee)

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Jon F. Walters (Class II Union Trustee)

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Stephen Frank (Class II Management Trustee)

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Marlyn J. Spear (Class II Management Trustee)

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
--------------------------------------------------------------------------------

      (III) For ratification of the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's 2006 fiscal year:

--------------------------------------------------------------------------------
                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
--------------------------------------------------------------------------------

      (IV) Upon such other matters as may properly come before the meeting:

--------------------------------------------------------------------------------
                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
--------------------------------------------------------------------------------

The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

      The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

      The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of the 2006 Annual Meeting of Participants to be held August 15, 2006 and the Proxy Statement dated July 21, 2006.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Dated:_______________, 2006

Participant ID:

Participant Name:

Number of Units:

By:         ----------------------------------------------------------
            (Signature)

            ----------------------------------------------------------
            (Name - please print)

Title:      ----------------------------------------------------------
            (please print)

--------------------------------------------------------------------------------

To vote via Internet, please use the following User Name and Password*:


User Name: -----------------------------------------------------------

Password:  -----------------------------------------------------------


--------------------------------------------------------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT: THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL: PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:    PLEASE SIGN, DATE AND FAX THIS PROXY TO
                 (202) 331-8190.

BY INTERNET:     PLEASE GO TO http://www.aflcio-hit.com/proxy AND ENTER THE USER
                 NAME AND PASSWORD INDICATED ABOVE.*

  PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED BY MIDNIGHT ON
                                AUGUST 14, 2006.

----------
*     Please note the User Name and Password are case-sensitive.



                                       15